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                                                                   EXHIBIT 10.1


                         REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (this "Agreement"), dated as of October 1, 1998, between Cox Communications, Inc., a Delaware corporation ("CCI"), on the one hand, and G.C. Investments, a Nevada limited liability company, and Barbara J. Greenspun as Trustee of the Unified Credit Trust created under a Declaration of Trust dated December 6, 1988 (collectively, the "Stockholders"), on the other hand.

        WHEREAS, pursuant to an Agreement and Plan of Merger, dated May 4, 1998 (the "Merger Agreement"), by and among CCI, Cox Communications Las Vegas, Inc., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of CCI, Prime South Diversified, Inc., a Delaware corporation ("PSD") and certain of the shareholders of PSD, PSD has agreed to merge (the "Merger") into Merger Sub, and pursuant thereto shares of Class A Common Stock of PSD, par value $0.01 per share, and shares of Class B Common Stock of PSD, par value $0.01 per share (collectively, "PSD Stock"), held by the Stockholders will be converted into cash, shares of Class A Common Stock, par value $1.00 per share, of CCI ("Common Stock") and shares of Series A Convertible Preferred Stock, par value $0.01 per share, of CCI (the "Series A Preferred Stock"); and

        WHEREAS, pursuant to a Voting Agreement dated as of May 4, 1998, by and among CCI and all of the shareholders of PSD, CCI has agreed to enter into this Agreement to provide certain registration rights to the Stockholders, effective as of the date hereof, with respect to the shares of Common Stock to be received by them in the Merger and as a result of the conversion of the Series A Preferred Stock.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

        Section 1. Definitions. (a) As used herein, the following terms shall have the following meanings:

                      (i) CCI Securities: shall mean shares of Common Stock, Series A Preferred Stock or any other securities of CCI.





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                      (ii) Registrable Securities: (A) the shares of Common
        Stock to be acquired by the Stockholders at the Effective Time pursuant to the Merger Agreement or upon conversion of the Series A Preferred Stock into Common Stock in accordance with the terms thereof and (B) any CCI Securities issued or issuable with respect to any Common Stock referred to in subdivision (A) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. (Notwithstanding anything herein contained, the Series A Preferred Stock shall not be considered as or included in Registrable Securities.) As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act of 1933, as amended (the "Securities Act") and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144 or Rule 145 (or any successor provision) under the Securities Act or (z) they shall have ceased to be outstanding.

                      (iii) Registration Expenses: all expenses incident to CCI's performance of, or compliance with, this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of counsel for CCI and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, all word processing, duplicating and printing expenses, messenger and delivery expenses, the costs and expenses of CCI, its officers, directors, employees, counsel and other agents related to participation by CCI in any "road show," presentations, premiums and other costs or policies of insurance obtained by CCI against liabilities arising out of the public offering of Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers, but excluding fees and disbursements of counsel retained by any of the Stockholders, premiums and other costs of policies of insurance obtained by the Stockholders against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities, all underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities.



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               (b) Capitalized terms used herein but not otherwise defined herein shall have the same meaning as in the Merger Agreement.

        Section 2. Registration on Request. (a) Request. During the period commencing on the date hereof and ending on the tenth anniversary of the date hereof (the "Registration Period"), Stockholders holding an aggregate of at least 30% of the Registrable Securities outstanding as of the date of such Request (as defined below) (the "Electing Holders") shall have the right upon written notice to CCI (a "Request") to request that CCI effect the registration under the Securities Act of all or part of the Registrable Securities then owned by such Stockholder(s) (but in any event not less than an aggregate number of shares of Common Stock, as adjusted to reflect any stock splits, combinations of shares, reclassifications or comparable transactions, as shall constitute at least 30% of the Registrable Securities outstanding as of the date of such Request, or such lesser number of shares as shall then constitute all of the Registrable Securities then outstanding taking into account all Registrable Securities to be included in such registration); provided, however, CCI shall not under any circumstance be obligated to effect any such registration if the Registrable Securities which are the subject of any such Request as of the date of such Request have a value of less than $50,000,000. Upon receipt of any such Request, CCI will provide notice of such Request in accordance with Section 9 (the "Registration Notice") to each of the Stockholders not included in such Request and will use all reasonable efforts (subject to Section 5(b)) to effect such registration of the Registrable Securities which CCI has been so requested to register in the Request or by any other Stockholder within 60 days after delivery of the Registration Notice (the Stockholders requesting registration pursuant to this Section 2 or Section 3 hereof shall collectively be referred to as the "Participating Stockholders"). The Stockholders collectively shall be entitled to three Requests during the Registration Period pursuant to this Section 2, provided that, regardless of whether any securities are offered or sold pursuant thereto (other than as a result of any action by CCI pursuant to Section 5(b)), no more than one Request shall be made by any Stockholder during any twelve month period during the Registration Period.

               CCI may include in any such registration other securities for sale for its own account or for the account of any other Person; provided that, if the managing underwriter for the offering shall determine that the number of shares proposed to be offered in such offering would be reasonably likely to adversely affect such offering, then the securities to be sold by the Stockholders shall be included in such registration before any securities proposed to be sold for the account of CCI or any other Person and provided, further, that the Stockholders agree that any reduction in the


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number of securities to be offered by the Stockholders pursuant to any Request shall be on a pro rata basis, except that the securities offered by the Electing Holders initiating such Request shall not be reduced to less than 50% of such securities included in the initial Request unless no securities of any other Stockholder are included therein. The Electing Holders shall be responsible for any calculations relating to the foregoing and shall set forth such calculations in a certificate to be delivered to CCI, on which certificate CCI shall be entitled to rely.

               (b) Registration Statement Form. CCI shall effect any registration requested under this Section 2 by the filing of a registration statement on such form as CCI may determine; provided that CCI shall not be obligated to register any securities on a "shelf" registration statement pursuant to Rule 415 under the Securities Act (or any successor provisions of such Act) or otherwise to register securities on a continuous or delayed basis.

               (c) Expenses. The Registration Expenses in connection with any registration which may be requested under this Section 2 shall be borne by CCI. The Participating Stockholders shall bear the expense of fees and disbursements of counsel retained by the Participating Stockholders, premiums and other costs of policies of insurance obtained by the Participating Stockholders against liabilities arising out of the public offering of the Registrable Securities, any fees and disbursements of underwriters customarily paid by sellers of securities, all underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities, and the costs and expenses of any of the Participating Stockholders related to participation by any of them in any "road show" presentations, and any other expenses that do not constitute Registration Expenses.

               (d) Selection of Underwriters. The managing underwriter for any registration requested under this Section 2 effected by means of a firm commitment underwriting shall be selected by the Participating Stockholders, and shall be reasonably acceptable to CCI and CCI shall have the right to select the co-lead underwriter, which underwriter shall be reasonably acceptable to the Participating Stockholders.

        Section 3. Piggyback Registrations. (a) Request for Registration. If CCI proposes to file a registration statement under the Securities Act prior to the expiration of the Registration Period with respect to an offering by CCI or any holder of any CCI Securities (other than in connection with the registration of CCI Securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in


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Rule 145(a) under the Securities Act), then CCI shall in each case give written notice of such proposed filing to each Stockholder at least twenty (20) business days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions in which registration under the securities or blue sky laws is intended) and shall offer each Stockholder the opportunity to register any of such Stockholder's Registrable Securities pursuant to such registration. Each Stockholder shall have the right to include any of its Registrable Securities in such offering by giving written notice thereof to CCI within ten (10) business days after receipt of CCI's notice associated with such offering. If such Stockholder elects to include any of its Registrable Securities in such offering, CCI shall use all reasonable efforts to register such Registrable Securities under the Securities Act and include such Registrable Securities in such offering on the same terms and conditions as any CCI Securities that are similar to such Registrable Securities which are included therein and otherwise on terms that constitute the economic equivalent of the terms of inclusion of any CCI Securities in such offering (each, a "Piggyback Registration"); provided, however, that CCI shall not be required under this Section 3 to include any Registrable Securities of any Stockholder in any such offering, unless such Stockholder accepts the terms of the underwriting as agreed upon between CCI and the underwriter or underwriters selected by CCI for such offering (collectively, the "CCI Underwriter") and performs its obligations thereunder. Notwithstanding the foregoing, if the CCI Underwriter delivers a written opinion that the total amount or kind of securities which any Participating Stockholders, CCI and any other Persons intend to include in such offering is sufficiently large to affect materially and adversely the distribution of such securities, then the number of shares or units of Registrable Securities to be offered for the account of each such Participating Stockholder shall be reduced pro rata (based on the number of Registrable Securities proposed to be sold by each such Participating Stockholder pursuant to such offering) to the extent necessary to reduce the aggregate amount of securities included in such offering to the amount recommended by the CCI Underwriter. Each Participating Stockholder shall be permitted to withdraw all or any portion of its Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. CCI shall bear all Registration Expenses in connection with any Piggyback Registration whether or not such Piggyback Registration becomes effective.

               (b) No Registration of CCI Securities. CCI may, without the consent of any Stockholder, delay, suspend, abandon or withdraw any registration by CCI that is not a registration pursuant to Section 2 hereof and any related proposed offering or other distribution in which any Stockholder has requested inclusion of such Stockholder's Registrable Securities pursuant to this


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Section 3; provided that the applicable Participating Stockholders shall be entitled to continue such registration as a registration requested pursuant to
Section 2 following any such withdrawal by CCI to the extent that such registration by the Participating Stockholders making such election would otherwise satisfy the requirements of Section 2 and, provided, further, that CCI shall be obligated to pay the Registration Expenses to the extent incurred in connection with such proposed registration.

        Section 4. Registration Procedures. If CCI is required to use all reasonable efforts to effect the registration of Registrable Securities under the Securities Act as provided in Section 2, CCI will as expeditiously as possible:

                      (i) prepare and (within 45 days after the receipt of a Request) file with the Securities and Exchange Commission (the "SEC") the requisite registration statement to effect such registration and use all reasonable efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, CCI will furnish to the counsel selected by the Participating Stockholders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and CCI will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Participating Stockholders;

                      (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earliest of (A) the termination of this Agreement pursuant to Section 17, (B) such time as all of such securities have been disposed of and (C) the date which is 60 days after the date of initial effectiveness of such registration statement;

                      (iii) furnish to the Participating Stockholders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements and any supplements thereto and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the


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        Securities Act, and such other documents, including documents incorporated by reference, as the Participating Stockholders may reasonably request;

                      (iv) use all reasonable efforts to register or qualify all Registrable Securities registered pursuant to such registration statement under such other securities or blue sky laws of such jurisdictions as the Participating Stockholders shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Participating Stockholders to consummate the disposition in such jurisdictions of the securities owned by the Participating Stockholders, except that CCI shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to be subject to taxation or to consent to general service of process in any such jurisdiction;

                      (v) use all reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Participating Stockholders to consummate the disposition of such Registrable Securities;

                      (vi) if such registration includes an underwritten public offering, furnish to the Participating Stockholders a signed counterpart, addressed to the Participating Stockholders (and the underwriters), of (x) an opinion of counsel for CCI, dated the date of the closing under the underwriting agreement, and (y) a "comfort letter," dated the effective date of such registration statement (and a supplement to such letter as of the closing date of such offering), signed by the independent public accountants who have certified CCI's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the Participating Stockholders (or the underwriters, if any) may reasonably request;



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                      (vii) promptly notify the Participating Stockholders at
        any time when CCI becomes aware that a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Participating Stockholders (and subject to Section 5(b)(ii)) promptly prepare and furnish to the Participating Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                      (viii) otherwise use all reasonable efforts to comply with the Securities Act and the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which the Participating Stockholders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

                      (ix) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                      (x) use all reasonable efforts to list all Common Stock covered by such registration statement on any securities exchange on which any of the Common Stock is then listed.



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               In the case of any underwritten offering involving at least $100 million in fair market value of shares of Common Stock (as estimated by CCI in good faith based on the market value of the Shares at the time of the Request) held by the Stockholders, upon the request of the Participating Stockholders, CCI will participate in customary "road show" presentations as reasonably requested by the managing underwriter. The identity of the officers of CCI participating therein (which shall include senior executive officers) and the number of cities visited shall be reasonably acceptable to CCI.

               CCI may require the Participating Stockholders to furnish CCI such information regarding the Participating Stockholders and the distribution of such securities as CCI may from time to time reasonably request for the purpose of registering the Registrable Securities pursuant to a Request hereunder.

               Each Stockholder agrees, by acquisition of the Registrable Securities, that upon receipt of any notice from CCI of the happening of any event of the kind described in subdivision (vii) of this Section 4, such Participating Stockholder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Participating Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(vii) of this Section 4 and, if so directed by CCI, will deliver to CCI (at CCI's expense) all copies of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Any delay pursuant to this paragraph shall toll on a day for day basis the running of the 60 day period referred to in Section 4(ii) hereof.

        Section 5. (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering of Registrable Securities by the Participating Stockholders under a registration requested pursuant to Section 2, CCI will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by CCI and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 7. The Participating Stockholders shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, CCI to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Stockholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Participating


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Stockholders. The Participating Stockholders shall not be required to make any representations or warranties to or agreement with CCI or the underwriters other than representations, warranties or agreements regarding the Participating Stockholders, their ownership of the Registrable Securities and their intended method of distribution and any other representation required by law.

               (b) Holdback Agreement; Postponement. (i) The Stockholders agree by acquisition of the Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities during the seven days prior to and the 90 days after any underwritten offering of securities by CCI (either for its own account or for the benefit of the holders of any securities of CCI) has become effective (or such longer period of time that the managing underwriter requires of other affiliates of CCI).

                      (ii) CCI may postpone any registration which is requested pursuant to Section 2 or delivery of a prospectus or supplement or amendment pursuant to Section 4(vii) if it determines that in view of the advisability of deferring public disclosure of material corporate developments, the disclosures required to be made pursuant thereto would not be in the best interests of CCI at that time. In the event CCI makes any such election, each Stockholder agrees to keep confidential the fact of such election and any information provided by CCI in connection therewith. No single postponement pursuant to this
        Section 5(b)(ii) of any registration which is requested pursuant to
        Section 2 or delivery of a prospectus or supplement or amendment pursuant to Section 4(vii) shall exceed 90 days and all such postponements shall not exceed 180 days in the aggregate.

        Section 6. Preparation of Registration Statement. In connection with the preparation and filing of the registration statement under the Securities Act, CCI will give the Participating Stockholders, their underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto. Such opportunity to participate shall include reasonable access for purposes of due diligence, subject to the execution and delivery of appropriate confidentiality agreements.

        Section 7. Indemnification. (a) Indemnification by CCI. In the event of any registration of any Registrable Securities of CCI under the Securities Act, CCI will, and hereby does, indemnify and hold harmless the Participating Stockholders, each other Person who participates as an


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underwriter in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Participating Stockholders or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. CCI will reimburse the Participating Stockholders and each such underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses, claim, liability, action or proceedings; provided that CCI shall not be liable in any such case to the extent that any such loss, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to CCI by a Participating Stockholder for use in the preparation thereof, (ii) the use of any prospectus after such time as the obligation of CCI to keep the same effective and current has expired, or
(iii) the use of any prospectus after such time as CCI has advised the Participating Stockholder that the filing of a post-effective amendment or supplement thereto is required, except such prospectus as so amended or supplemented, and provided, further, that CCI shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Participating Stockholders or any such underwriter or controlling person and shall survive the transfer of such securities by the Participating Stockholders.


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               (b) Indemnification by the Participating Stockholders. CCI may
require, as a condition to including any Registrable Securities of a Participating Stockholder in any registration statement filed pursuant to
Section 2 or Section 3, that CCI shall have received an undertaking reasonably satisfactory to it from such Participating Stockholder to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision
(a) of this Section 7) CCI, each other Participating Stockholder, each director and officer of CCI and of each other Participating Stockholder, and each other Person, if any, who controls CCI or any other Participating Stockholder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any untrue statement or alleged untrue statement of a material fact in, or omission or alleged omission to state a material fact from, such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to CCI by such Participating Stockholder for use in the preparation of such registration statement preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that a Participating Stockholder shall not be liable to the extent that the losses, liabilities or expenses exceed the net proceeds received by such Participating Stockholder from the sale of Registrable Securities in such registration or that arise out of or are based upon (i) the use by CCI or another Participating Stockholder of any prospectus after such time as the obligation of CCI to keep the same effective and current has expired or (ii) the use by CCI or another Participating Stockholder of any prospectus after such time as such Participating Stockholder has advised CCI that the filing of a post-effective amendment or supplement thereto is required with respect to any information contained in such prospectus concerning such Participating Stockholder, except such prospectus as so amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of CCI, each other Participating Stockholder, or any such director, officer, or controlling person and shall survive the transfer of such securities by the Participating Stockholders.

               (c) Notice of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7, except


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to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgement a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, other than reasonable costs of investigation.

               (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 7 (with appropriate modifications) shall be given by CCI and the Participating Stockholders with respect to any required registration or other qualification of securities under any Federal or state law or regulation of governmental authority other than the Securities Act.

               (e) Indemnification Payments. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               (f) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

        Section 8. Covenants Relating to Rule 144/145. CCI will prepare and file in a timely manner, information, documents and reports in compliance with the Exchange Act so as to comply with the requirements of such Act and the rules and regulations thereunder and will, at its expense, forthwith upon the request of the Stockholders, deliver to the Stockholders a certificate, signed by CCI's principal financial officer, stating (a) CCI's name, address and telephone number (including area code), (b) CCI's Internal Revenue Service identification number, (c) CCI's SEC file number, (d) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by CCI, and (e) whether CCI has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the dates of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time CCI is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, CCI at its expense will forthwith, upon the written request of the Stockholders, make available adequate current public information with respect to CCI within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

        Section 9. Notices, etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy if receipt is confirmed by return telecopy, or five days after being mailed by registered or certified mail, return receipt requested, in each case to the applicable addresses set forth below:

               If to CCI:           Cox Communications, Inc.
                                    1400 Lake Hearn Drive, N.E.
                                    Atlanta, Georgia  30319
                                    Attention:  Secretary
                                    Telecopier:  (404) 843-7116

               with a copy to:      Dow, Lohnes & Albertson, PLLC
                                    1200 New Hampshire Avenue, N.W.
                                    Suite 800
                                    Washington, DC  20036-6802
                                    Attention:  Stuart A. Sheldon, Esq.
                                    Telecopier: (202) 776-2222

               If to Stockholders:  c/o G.C. Investments
                                    Barbara Greenspun, Trustee
                                    c/o Las Vegas Sun
                                    800 South Valley View
                                    Las Vegas, Nevada 89107
                                    Attention: Brian Greenspun
                                    Telecopier: (702) 259-4143

               with a copy to:      Brownstein Hyatt Farber & Strickland, P.C.
                                    410 Seventeenth Street
                                    Suite 2200
                                    Denver, Colorado 80202-4437
                                    Attention: John R. Garrett, Esq.
                                    Telecopier: (303) 623-1956

or to such other address as such party shall have designated by notice so given to each other party.

        Section 10. Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by the party against whom enforcement is sought or as expressly provided in Section 17. The failure of any party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        Section 11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The provisions of this Agreement do not conflict with any other registration rights agreement to which CCI is a party (it being understood that CCI makes no representation with respect to any registration rights or similar agreements to which PSD or any of its Subsidiaries is subject).

        Section 12. Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

        Section 13. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties.

        Section 14. Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

        Section 15. Name, Captions. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

        Section 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

        Section 17. Termination. This Agreement shall terminate and be of no further force and effect upon the expiration of the Registration Period; provided that, notwithstanding this Section 17, the provisions of Section 7 shall survive the termination of this Agreement.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                            COX COMMUNICATIONS, INC.



                                            By:      /s/ John M. Dyer
                                               --------------------------------
                                            Name:   John M. Dyer
                                            Title:  Vice President Accounting
                                                   & Financial Planning


                                            G.C. INVESTMENTS



                                            By:     /s/ Brian L. Greenspun
                                               --------------------------------
                                            Name:   Brian L. Greenspun
                                            Title:  Manager


                                            UNIFIED CREDIT TRUST, created under
                                            a Declaration of Trust dated
                                            December 6, 1988, by its Trustee:



                                            By:   /s/ Barbara J. Greenspun
                                               --------------------------------
                                                  Barbara J. Greenspun, Trustee